UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2010

GC CHINA TURBINE CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33442	98-0536305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 86, Nanhu Avenue, East Lake Development Zone, Wuhan, Hubei Province 430223 People’s Republic of China
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  +8627-8798-5051

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

GC China Turbine Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission (the “Commission”) on December 30, 2010 (the “Original Form 8-K”), in response to comments received from the Commission related to the Company’s confidential treatment request with respect to Exhibits 10.3 - 10.5.  The Original Form 8-K filed the five wind turbine contracts described in Item 1.01 below (the “Agreements”) in response to comments received from the Commission.

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

Daqing Longjiang

Daqing Longjiang signed a wind turbine purchasing contract dated August 30, 2007 (the “DL Contract") with GC Nordic, the operating subsidiary of the Company, for 50 units of 1.0MW wind turbines.  Under the terms of the DL Contract, GC Nordic was obligated to deliver ten of the wind turbines within four months after signing the DL Contract, and the balance of 40 wind turbines are to be delivered within ten months after receiving notice from Daqing Longjiang requesting them.  The total contract is valued at approximately US$ 46 million.

Wuhan Kaidi

Wuhan Kaidi signed a purchase contract on September 1, 2008 (the “WK Contract”) with GC Nordic for 50 units of 1.0MW wind turbines. Under the terms of the WK Contract, GC Nordic is obligated to deliver 50 wind turbines, and the purchase price is due in several installments.  The total contract is valued at approximately US$ 47 million.

Shenzhen Guohan Investment Group

Shenzhen Guohan signed a purchase contract with GC Nordic on December 1, 2009 for 10 units of 1.0MW wind turbines.  The parties have agreed to delay the implementation of this contract until the wind farm permitting procedure and infrastructure are completed.  Therefore, the Company has not yet delivered any wind turbines under this contract.  The total contract is valued at approximately US$ 8 million.

Guoneng Fengshen

Effective February 9, 2010, the Company signed a sales contract for 50 wind turbine units.  The total contract is valued at approximately US$ 36 million.

China Guodian

The Company entered into a wind power equipment contract with China Guodian, effective June 18, 2010, for 50 wind turbine units.  The total contract is valued at approximately US$ 34 million.

The foregoing description of each of the Agreements is only a summary and is qualified in its entirety by reference to the full text of the Agreements, which are attached hereto as Exhibits 10.1 - 10.5 and are each hereby incorporated by reference into this Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Contract with Daqing Longjiang dated August 30, 2007

10.2	Contract with Wuhan Kaidi dated September 1, 2008

10.3‡	Contract with Shenzhen Guohan Investment Group dated December 1, 2009

10.4‡	Contract with Guoneng Fengshen effective February 9, 2010

10.5‡	Contract with China Guodian dated June 18, 2010

‡	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2011	GC CHINA TURBINE CORP.

	By:	/s/ Qi Na
Qi Na
Chief Executive Officer